SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): June 2, 2003

                            Brown-Forman Corporation
             (Exact Name of Registrant as Specified in its Charter)



 Delaware                               1-123                     61-0143150
 --------                               -----                     ----------

(State or other jurisdiction of  (Commission File Number)     (IRS Employer
          incorporation)                                  Identification Number)



                  850 Dixie Highway, Louisville, Kentucky 40210
                  ---------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (502) 774-7631
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events
----------------------

         On June 2, 2003 Brown-Forman Corporation announced that it is extending until 5:00 p.m. (ET), on June 5, 2003, unless further extended, the expiration date of its offer to exchange $250 million of its 2-1/8% senior notes due 2006 and $350 million of its 3% senior notes due 2008. These notes have been registered under the Securities Act of 1933. All other terms of the exchange offer remain unchanged.

         The terms and conditions of the exchange offer are set forth in an April 30, 2003 prospectus and its accompanying letter of transmittal.

         A copy of the press release of June 2, 2003, regarding the extension of the exchange offer, is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits
-------------------------------------------

(a) Financial statements of businesses acquired.

      -   Not Applicable

(b) Pro forma financial information.

      -   Not Applicable

(c) Exhibits.

    99.1  Press release, dated June 2, 2003.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                              BROWN-FORMAN CORPORATION


                                              By: /s/   Michael B. Crutcher
                                            -----------------------------------
                                              Name:   Michael B. Crutcher
                                              Title:  Senior Vice President,
                                                      General Counsel and
                                                      Secretary

Date:  June 2, 2003

                                  EXHIBIT INDEX

99.1              Press release, dated June 2, 2003

                                                                   Exhibit 99.1
                                                                   -------------

[BROWN FORMAN LOGO]
                                                                      NEWS


                    FOR FURTHER INFORMATION:

                                PHIL LYNCH           LAWSON WHITING
                            VICE PRESIDENT           ASSISTANT VICE PRESIDENT

                        DIRECTOR CORPORATE           DIRECTOR INVESTOR
                            COMMUNICATIONS           RELATIONS

                              502-774-7928           502-774-7074

                                                          FOR IMMEDIATE RELEASE

BROWN-FORMAN CORPORATION EXTENDS EXPIRATION DATE FOR SENIOR NOTES EXCHANGE OFFER

         Louisville, KY, June 2, 2003 - Brown-Forman Corporation (NYSE: BFA,
BFB) announced today that it is extending until 5:00 p.m. (ET), on June 5, 2003, unless further extended, the expiration date of its offer to exchange $250 million of its 2-1/8% senior notes due 2006 and $350 million of its 3% senior notes due 2008. These notes have been registered under the Securities Act of 1933. All other terms of the exchange offer remain unchanged.

         The original expiration date of the exchange offer was May 30, 2003. As of 5:00 p.m. (ET) on that date, the exchange agent for the offer advised Brown-Forman Corporation that $249 million, or 99.60%, of the outstanding 2-1/8% senior notes due 2006, and $338.98 million, or 96.85%, of the outstanding 3% senior notes due 2008, had been validly tendered. The remaining $1 million of the outstanding 2-1/8% senior notes due 2006 and $11.02 million of the outstanding 3% senior notes due 2008 had not been tendered.

         The terms and conditions of the exchange offer are set forth in an April 30, 2003 prospectus and its accompanying letter of transmittal.

         Anyone who would like to obtain copies of the prospectus and related documents, or with questions regarding the exchange offer, should contact

Brown-Forman Corporation's exchange agent, National City Bank, at (502)
581-7354.

         Brown-Forman Corporation is a diversified producer and marketer of fine quality consumer products, including Jack Daniel's, Southern Comfort, Finlandia Vodka, Canadian Mist, Fetzer and Bolla Wines, Korbel California Champagnes, Lenox, Dansk, and Gorham tableware and giftware and Hartmann Luggage.
                                      # # #

BROWN-FORMAN CORPORATION  850 DIXIE HIGHWAY, LOUISVILLE, KY  40210  E-MAIL:
BROWN-FORMAN@B-F.COM  WWW>BROWN-FORMAN.COM